UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 15, 2005

                           Applied DNA Sciences, Inc.
             (Exact name of registrant as specified in its charter)



          Nevada                       002-90539               59-2262718
--------------------------------------------------------------------------------
(State or other jurisdiction    (Commission File Number)      (IRS Employer
     of incorporation)                                      Identification No.)


             9229 Sunset Boulevard, Suite 83, Los Angeles, CA 90069 (Address of principal executive offices and Zip Code)

        Registrant's telephone number, including area code (310) 860-1362

                                   Copies to:
                              Andrea Cataneo, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 1.02 Termination of a Material Definitive Agreement.
Item 2.01 Completion of Acquisition of Assets.
Item 2.03 Creation of a Direct Financial Obligation.

Acquisition of Assets
---------------------

        On July 15, 2005, Applied DNA Sciences, Inc. (the "Company") closed upon the stock purchase agreement (the "Agreement") with Biowell Technology Inc., a Taiwan corporation ("Biowell") that was executed on January 28, 2005. Pursuant to the Agreement, the Company, through its wholly-owned subsidiary, APDN (B.V.I.) Inc., a British Virgin Islands company, acquired all of the issued and outstanding shares of Rixflex Holdings Limited, a British Virgin Islands company ("Rixflex"). Pursuant to an asset purchase agreement, Biowell transferred all of its intellectual property (the "Biowell Technology") to Rixflex prior to the Company's acquisition of Rixflex. In exchange for all of the issued and outstanding shares of Rixflex, we issued to the shareholders of Rixflex 36 million shares of our common stock.

        The Biowell Technology is proprietary DNA-embedded biotechnology solutions that protect corporate and intellectual property from counterfeiting, fraud, piracy, product diversion and unauthorized intrusion. The Biowell Technology offers a cost effective method to detect, deter, interdict and prosecute global counterfeiting organizations. The Biowell Technology provides proprietary DNA-embedded biotechnology solutions to companies to protect corporate and intellectual property from counterfeiting, fraud, piracy, product diversion and unauthorized intrusion. The Biowell Technology uses synthetically created DNA fragments that have unique characteristics and one-of-a-kind sequences. Using various anti-counterfeit technologies, such as ink, microchips, glue, paints and DNA-Holograms, the Biowell Technology can authenticate the DNA fragments to ensure that the product has not been counterfeited or tampered with.

        In connection with the closing, we terminated the license agreement that we had entered into with Biowell in October 2002, under which we had the exclusive right to sell, market, and sub-license Biowell's technology within the United States, the European Union, Canada, Mexico, Colombia, Saudi Arabia and the United Arab Emirates.

        In connection with the closing, the Company entered into a license agreement with Biowell, whereby the Company granted Biowell an exclusive license to sell, market, and sub-license the Company's products in selected Asian countries. The exclusive license for such selected territories is for an initial period of until December 31, 2010, and if Biowell meets its performance goals, the license agreement will extend for an additional five year term. The license agreement gives Biowell the initial rights to future anti-fraud biotechnologies developed by the Company and also new applications for the existing technology that may be developed for the marketplace as long as the license agreement remains in effect. In the event that Biowell shall sub-license the products within its territories, Biowell shall pay the Company 50% of all fees, payments or consideration or any kind received in connection with the grant of the sublicense. Biowell is required to pay a royalty of 10% on all net sales made and is required to meet certain minimum annual net sales in its various territories. The territories and minimum net sales are as follows:

--------------------------- ---------------------------------------------------------------------------
COUNTRY                                              MINIMUM ANNUAL NET SALES
                                                           (US DOLLARS)
--------------------------- -------------- -------------- --------------- -------------- --------------
                               YEAR 1         YEAR 2          YEAR 3          YEAR 4          YEAR 5
--------------------------- -------------- -------------- --------------- -------------- --------------
AUSTRALIA                   200,000        250,000        500,000         750,000        1,000,000
--------------------------- -------------- -------------- --------------- -------------- --------------
AFGHANISTAN                 ZERO           25,000         50,000          100,000        100,000
--------------------------- -------------- -------------- --------------- -------------- --------------
BANGLADESH                  ZERO           25,000         50,000          100,000        100,000
--------------------------- -------------- -------------- --------------- -------------- --------------
BHUTAN                      ZERO           25,000         50,000          100,000        100,000
--------------------------- -------------- -------------- --------------- -------------- --------------
BRUNEI                      ZERO           100,000        250,000         400,000        500,000
--------------------------- -------------- -------------- --------------- -------------- --------------
CAMBODIA                    ZERO           100,000        250,000         400,000        500,000
--------------------------- -------------- -------------- --------------- -------------- --------------
CHINA                       1,000,000      2,000,000      4,000,000       6,000,000      8,000,000
--------------------------- -------------- -------------- --------------- -------------- --------------
INDIA                       500,000        1,000,000      2,000,000       3,000,000      4,000,000
--------------------------- -------------- -------------- --------------- -------------- --------------
INDONESIA                   500,000        1,000,000      2,000,000       3,000,000      4,000,000
--------------------------- -------------- -------------- --------------- -------------- --------------
JAPAN                       500,000        1,000,000      2,000,000       3,000,000      4,000,000
--------------------------- -------------- -------------- --------------- -------------- --------------
KOREA                       250,000        500,000        1,000,000       2,000,000      4,000,000
--------------------------- -------------- -------------- --------------- -------------- --------------
LAOS                        ZERO           100,000        250,000         400,000        500,000
--------------------------- -------------- -------------- --------------- -------------- --------------
MALAYSIA                    ZERO           250,000        500,000         1,000,000      2,000,000
--------------------------- -------------- -------------- --------------- -------------- --------------
MYANMAR                     ZERO           25,000         50,000          100,000        100,000
--------------------------- -------------- -------------- --------------- -------------- --------------
PAKISTAN                    ZERO           100,000        250,000         400,000        500,000
--------------------------- -------------- -------------- --------------- -------------- --------------
PHILIPPINES                 100,000        250,000        500,000         750,000        1,000,000
--------------------------- -------------- -------------- --------------- -------------- --------------
SINGAPORE                   ZERO           100,000        250,000         400,000        500,000
--------------------------- -------------- -------------- --------------- -------------- --------------
SRI LANKA                   ZERO           25,000         50,000          100,000        100,000
--------------------------- -------------- -------------- --------------- -------------- --------------
TAIWAN                      250,000        500,000        1,000,000       2,000,000      4,000,000
--------------------------- -------------- -------------- --------------- -------------- --------------
THAILAND                    250,000        500,000        1,000,000       2,000,000      4,000,000
--------------------------- -------------- -------------- --------------- -------------- --------------
VIETNAM                     250,000        500,000        1,000,000       2,000,000      4,000,000
--------------------------- -------------- -------------- --------------- -------------- --------------
UAE                         ZERO           25,000         50,000          100,000        100,000
--------------------------- -------------- -------------- --------------- -------------- --------------


BAHRAIN                     ZERO           25,000         50,000          100,000        100,000
--------------------------- -------------- -------------- --------------- -------------- --------------
CYPRUS                      ZERO           25,000         50,000          100,000        100,000
--------------------------- -------------- -------------- --------------- -------------- --------------
IRAN                        ZERO           25,000         50,000          100,000        100,000
--------------------------- -------------- -------------- --------------- -------------- --------------
IRAQ                        ZERO           25,000         50,000          100,000        100,000
--------------------------- -------------- -------------- --------------- -------------- --------------
JORDAN                      ZERO           100,000        250,000         500,000        750,000
--------------------------- -------------- -------------- --------------- -------------- --------------
KUWAIT                      ZERO           100,000        250,000         500,000        750,000
--------------------------- -------------- -------------- --------------- -------------- --------------
LEBANON                     ZERO           25,000         50,000          100,000        100,000
--------------------------- -------------- -------------- --------------- -------------- --------------
OMAN                        ZERO           100,000        250,000         500,000        750,000
--------------------------- -------------- -------------- --------------- -------------- --------------
QATAR                       ZERO           100,000        250,000         500,000        750,000
--------------------------- -------------- -------------- --------------- -------------- --------------
SAUDI ARABIA                ZERO           500,000        1,000,000       2,000,000      4,000,000
--------------------------- -------------- -------------- --------------- -------------- --------------
SYRIA                       ZERO           100,000        250,000         500,000        750,000
--------------------------- -------------- -------------- --------------- -------------- --------------
YEMEN                       ZERO           100,000        250,000         500,000        750,000
--------------------------- -------------- -------------- --------------- -------------- --------------
TOTAL                       3,800,000      9,625,000      19,800,000      33,600,000     52,100,000
--------------------------- -------------- -------------- --------------- -------------- --------------

        In addition, we entered into a consulting agreement with Timpix International Limited for the consulting services of three former Biowell employees, Jun-Jei Sheu, Ben Liang and Johnson Chen. The consulting agreement is for the shorter of two years, or until all of the consultants have obtained a visa to work in the United States and execute employment agreements with the Company. Such consulting agreement shall automatically renew for one year periods until terminated. Pursuant to the consulting agreement, the Company shall pay $47,000 per month, which is apportioned at $20,000 per month for Mr. Sheu, $15,000 per month for Mr. Liang and $12,000 per month for Mr. Chen. In the event that either of Messrs. Sheu, Liang or Chen becomes employed by the Company, the monthly consulting fee shall be reduced accordingly.

Engagement of Trilogy Capital Partners, Inc.
--------------------------------------------

        On June 20, 2005, the Company entered into an agreement with Trilogy Capital Partners, Inc. ("Trilogy") to provide marketing services to the Company for a term of one year, and terminable thereafter by either party upon 30 days prior written notice. In connection with the agreement, we agreed to pay Trilogy a monthly fee of $12,500. The Company also issued to Trilogy a warrant to purchase 7.5 million shares of common stock at $0.55 per share, exercisable for a period of three years from issuance. The warrant contains a "cashless" exercise provision. The shares underlying the warrants contain registration rights. The holder has contractually agreed to restrict its ability to convert or exercise the warrants and receive shares of our common stock such that the number of shares of common stock held by it after such conversion or exercise does not exceed 5% of the then issued and outstanding shares of common stock.

Item 4.02 Non-Reliance on Previously Issued Financial Statements

        In connection with the Company's comment and response process in connection with the registration statement on Form SB-2, the Company determined there were errors in accounting for the valuation of equity consulting service transactions during the January through March 2005 time period. The valuation resulted in the overstatement of approximately $2.9 million in services provided. As a result, our financial statements included in our Quarterly Report on Form 10-QSB for the quarter ended March 31, 2005 should no longer be relied upon. The new financial statements which should be relied upon will be contained in an amended Form 10-QSB filing to be filed by the Company by the end of July 2005.

Item 5.02 Departure of Directors or Principal Officers

        On July 15, 2005, Mr. Robin Hutchison, our Chief Executive Officer and Chairman of the Board of Directors, resigned as an officer and director of the Company. On July 15, 2005, the Board of Directors unanimously appointed Jun-Jei Sheu as a member of the Board of Directors to fill the vacancy created by the resignation of Mr. Hutchison and elected Mr. Sheu as Chairman of the Board.

        Dr. Jun-Jei Sheu was the founder and President of Biowell Technologies Inc. There are no arrangements or understandings between Mr. Sheu and any other persons.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired.

         Not applicable.

(b)      Pro forma financial information.

         Pro forma financial information to be provided by amendment.

(c)      Exhibits.

Exhibit
Number                             Description
--------------------------------------------------------------------------------

4.1         Warrant,  dated as of June  20,  2005,  issued  to  Trilogy  Capital
            Partners, Inc.

10.1 Stock Purchase Amendment Agreement, dated as of July 12, 2005, by and between Applied DNA Sciences, Inc. and Biowell Technology, Inc.

10.2 License Agreement, dated as of July 12, 2005, by and between Applied DNA Sciences, Inc. and Biowell Technology, Inc.

10.3 Consulting Agreement, dated as of July 12, 2005, by and between Applied DNA Sciences, Inc. and Timpix International Limited

10.4 Letter of Engagement, dated as of June 20, 2005, by and between Applied DNA Sciences, Inc. and Trilogy Capital Partners, Inc.

99.1        Letter of Resignation from Rob Hutchison

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 Applied DNA Sciences, Inc.


Date: July 21, 2005                              /s/ PETER BROCKELSBY
                                                 --------------------
                                                     Peter Brockelsby
                                                     President